[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) MUNICIPAL HIGH
                    INCOME FUND

                    ANNUAL REPORT o JANUARY 31, 2001



                   -------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 47)
                   -------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 32
Notes to Financial Statements ............................................. 38
Independent Auditors' Report .............................................. 45
Trustees and Officers ..................................................... 49



       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND             ORIGINAL RESEARCH(SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE
       THAN JUST CRUNCHING NUMBERS AND CREATING                    MFS
       ECONOMIC MODELS: IT'S GETTING TO KNOW
       EACH SECURITY AND EACH COMPANY PERSONALLY.            MAKES A DIFFERENCE



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NOT FDDIC INSURED               MAY LOSE VALUE               NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.
(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

For the 12 months ended January 31, 2001, Class A shares of the fund provided a total return of 9.04%, Class B shares 8.17%, and Class C shares 7.95%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 13.28% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade municipal bonds rated "Baa" or higher. During the same period, the average high-yield municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.72%.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. In a high-yield municipal fund such as ours, we think performance is largely determined by two factors: the overall interest rate environment and the quality of the security selection in the fund. Over the past year, we saw interest rates decrease about 1%, which was good for bonds in general. But what we believe allowed us to outperform our Lipper peer group was the quality of our Original Research(SM) process, which we feel led to superior security selection. In particular, two sectors in which we had strong performance were health care and energy.

    As we've mentioned in previous reports, health care has been the biggest theme in the fund for some time, and we see that continuing. One reason is that health care bonds have represented the largest proportion of new high-yield issues -- so if a municipal high-yield fund intends to be fully invested, we feel it's essential for the fund to have a significant health care exposure.

    The second reason, however, is more important: we believe health care issues currently represent the biggest area of opportunity in the high- yield market. Over the past couple of years, cuts in Medicare reimbursements and increased hospital and HMO competition in many markets have made this a treacherous sector in which to invest. Bond defaults and downgrades have soared. The result has been that investors have demanded higher yields from health care issuers to compensate for the perceived risk. In our view, this has made health care a potentially very profitable area -- for investors able to effectively evaluate risk and avoid problem issuers. Health care issues contributed strongly to the performance of our portfolio over the period; we believe it was the quality of our research that enabled us to avoid the vast majority of the problems in the sector while achieving relatively high yields on our investments.

    The other major sector that contributed to our strong performance was utilities. The fund had no holdings in the California electrical utilities that received a tremendous amount of media attention during the period. In our view, what got California into trouble was that Pacific Gas & Electric and Southern California Edison had sold their generation capacity. That left them at the mercy of the market when they had to buy electricity for their customers while being tied to relatively low maximum rates they could charge those customers. In our portfolio, we have favored utilities with excess generating capacity that can generate additional profits by selling power outside their service areas, to regions such as California and the Midwest that are short on capacity. Two utilities whose bonds have performed well for the portfolio were Reliant Energy in Texas and Public Service of New Mexico, both of which have benefited by selling power to California.

Q.  WHY DID THE FUND UNDERPERFORM ITS INDEX IF IT OUTPERFORMED ITS PEERS?

A. The Lehman Index is a high-grade, rather than a high-yield, index, so it measures a slightly different investment universe than that of our fund. We believe two factors caused high-grade (investment-grade) issues to outperform high-yield issues over the period. First, an uncertain economic and investment environment appears to have led investors to favor higher-grade issues. This caused spreads to widen; in other words, high-grade bond prices generally rose faster than those of high-yield issues. Second, the high-grade bonds in the Lehman Index have tended to be more sensitive to interest rate changes than the municipal high-yield issues in which we invest. Therefore, the Lehman Index has tended to benefit more than our fund from a decrease in interest rates.

Q. COULD YOU GIVE US AN EXAMPLE OF HOW MFS ORIGINAL RESEARCH(R) GUIDES YOUR SECURITY SELECTION?

A. Sure, let's take an example in the health care area. An overall theme that our research revealed before, we believe, it was generally recognized in the bond market was that urban markets were becoming overbedded. Many cities had more hospital beds than they needed, leading to fierce competition and financial pressures for some big city hospitals.

    We discovered this by investigating specific markets such as Philadelphia, where we had considered buying bonds of the Hospital of the University of Pennsylvania, which had been a highly regarded "AA"-rated issue. By reading industry publications and talking to various hospitals, our industry analyst had become aware of the overbedding issue in some municipal areas. He spoke with the management of the Hospital of the University of Pennsylvania as well as with competitors. He also did a financial analysis of the hospital and its market. The result was that we chose not to invest in the Philadelphia market -- a decision that was validated when the hospital's bonds were later downgraded. We have found that a good way to avoid the overbedding issue has been to invest in hospitals in more rural markets, where there is not much competition to force down hospital rates and profits.

Q.  HOW DID THE INTEREST RATE ENVIRONMENT AFFECT PERFORMANCE?

A. Although the Federal Reserve Board (the Fed) was raising short-term interest rates early in the period, long-term rates actually declined about 1% over the past 12 months. In our experience, the short end of the interest rate curve tends to be more influenced by the Fed, while rates at the long end tend to be based largely on investors' inflation expectations. What we believe happened during the period was that investors started to feel the Fed would be able to control inflation and bring the economy back to a lower, more sustainable rate of growth and that expectation by investors brought down rates for both long-term Treasuries and municipal bonds. The decline in long-term rates helped the fund's performance by increasing the prices of bonds that we owned.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR THE FUND?

A. Our outlook is that the Fed will continue to be vigilant about the economy and will likely lower rates a bit further. We think the Fed will succeed at preventing our slowing economy from going into a deep recession. Over the next six to 12 months, we think we'll see the economy bottom out and begin to recover toward the second half of 2001. In that environment, we feel long-term interest rates will remain stable or trend slightly lower. In our experience, inflation is the risk that people are most concerned about in fixed-income investing, and we don't think inflation is going to be a problem.

    Overall, we feel the period could be a good one for bond investors. We still feel the health care sector presents some of the best opportunities for research-driven fixed-income investing, and we expect that will remain a strong sector for the fund. Utilities, we believe, will also continue to be an area of opportunity for us. If the economy begins to turn upward in the second half of the year, as we think it may, we expect that corporate-backed bonds in general may also perform well, because corporate credit quality has tended to improve in parallel with an improving economy.

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND OF MFS(R) MUNICIPAL INCOME TRUST, A CLOSED-END FUND. MICHAEL ALSO OVERSEES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS.

   HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                     SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL
                                 INCOME TAXES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         FEBRUARY 24, 1984

  CLASS INCEPTION:               CLASS A  FEBRUARY 24, 1984
                                 CLASS B  SEPTEMBER 7, 1993
                                 CLASS C  SEPTEMBER 25, 1998

  SIZE:                          $1.35 BILLION NET ASSETS AS OF JANUARY 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended January 31, 2001)

                     MFS Municipal- Class A     Lehman Brothers
                        High Income Fund     Municipal Bond Index

"1/91"                       $ 9,525                $10,000
"1/93"                        11,458                 12,181
"1/95"                        12,382                 13,188
"1/97"                        14,511                 15,756
"1/99"                        16,971                 18,502
"1/01"                        17,563                 20,199


TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A

                                             1 Year  3 Years  5 Years 10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 9.04%   +9.22%  +24.51%  +84.38%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              + 9.04%   +2.98%  + 4.48%  + 6.31%
-------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              + 3.86%   +1.33%  + 3.47%  + 5.79%
-------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 8.17%   +6.55%  +19.37%  +72.43%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              + 8.17%   +2.14%  + 3.60%  + 5.60%
-------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              + 4.17%   +1.26%  + 3.29%  + 5.60%
--------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    + 7.95%   +6.74%  +21.68%  +80.19%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              + 7.95%   +2.20%  + 4.00%  + 6.07%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              + 6.95%   +2.20%  + 4.00%  + 6.07%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average high-yield municipal debt fund+     + 4.72%   +0.58%  + 3.79%  + 5.76%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#       +13.28%   +5.20%  + 5.89%  + 7.28%
--------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS
Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The portfolio is non-diversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. These risks may increase share price volatility. See the prospectus for details.


PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2001

QUALITY

                  Not Rated                    28.2%
                  "AAA"                        26.3%
                  "BBB"                        23.6%
                  "BB"                          6.7%
                  "A"                           6.0%
                  "AA"                          5.1%
                  "B"                           1.5%
                  Other                         1.4%
                  "CCC"                         1.1%
                  "D"                           0.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- January 31, 2001

Municipal Bonds - 96.8%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
General Obligation - 6.4%
  Birmingham, AL, 5.75s, 2019                                        $  1,000       $    1,053,750
  Chicago, IL, Board of Education, RITES, 4.77s, 2020+(++)              7,910            8,333,264
  Commonwealth of Massachusetts, 6s, 2015                               3,750            4,124,475
  Cranston, RI, FGIC, 6.375s, 2014                                        855              968,843
  Delaware County, OH, 6.25s, 2020                                      1,000            1,105,840
  District of Columbia, 6s, 2026                                        5,000            5,118,650
  Essex County, NJ, RITES, 6.377s, 2020+(++)                            6,000            6,681,780
  Forsyth County, GA, School District, 6s, 2016                         1,700            1,884,756
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,010            1,099,718
  Houston County, AL, AMBAC, 6.25s, 2019                                3,500            3,941,700
  Houston, TX, Independent School District, RITES, PSF,
    4.977s, 2017+(++)                                                   5,000            5,154,350
  Kane, Cook & DuPage Counties, IL, School District, FSA,
    6.5s, 2017                                                          1,355            1,538,873
  Kane, Cook & DuPage Counties, IL, School District, FSA,
    6.375s, 2019                                                        1,255            1,402,488
  Lake County, IL, FGIC, 6s, 2020                                       2,500            2,660,200
  Lane County, OR, 6.25s, 2016                                          1,000            1,110,180
  Lane County, OR, 6.25s, 2017                                          1,370            1,519,851
  Linn County, OR, Community School District, MBIA, 6.125s, 2017        1,000            1,104,010
  Linn County, OR, Community School District, MBIA, 6.125s, 2019        1,105            1,211,157
  Los Angeles, CA, RITES, FGIC, 5.863s, 2015+(++)                       5,310            6,183,867
  Manchester, NH, 5.875s, 2019                                          2,325            2,472,707
  Markham, IL, 9s, 2012                                                 2,520            2,557,800
  McHenry & Lake Counties, IL, Community Consolidated
    School District, FSA, 6.125s, 2018                                  1,700            1,875,117
  New York City, NY, 6.875s, 2003                                         120              125,629
  New York City, NY, 7.1s, 2011                                            80               83,558
  New York City, NY, FSA, 7s, 2022                                         70               72,575
  New York City, NY, 5.875s, 2024                                       7,000            7,341,460
  New York City, NY, 6.125s, 2025                                       3,675            3,869,040
  New York City, NY, FGIC, 6.125s, 2025                                 8,000            8,546,080
  Wasco County, OR, FSA, 6s, 2016                                       1,245            1,373,733
  Wasco County, OR, FSA, 6s, 2018                                       1,485            1,619,660
  West Warwick, RI, 7.3s, 2008                                            169              184,511
  West Warwick, RI, 7.45s, 2013                                           570              609,997
                                                                                    --------------
                                                                                    $   86,929,619
--------------------------------------------------------------------------------------------------
State and Local Appropriation - 3.1%
  Chicago, IL, Public Building Commerce Rev., RITES,
    5.075s, 2017+(++)                                                $  4,500       $    4,862,610
  College Park, GA, Business & Industrial Development Authority
    (Civic Center), AMBAC, 5.75s, 2020                                  3,000            3,194,730
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 6.567s, 2018(++)                                             7,000            7,954,660
  District of Columbia, Certificates of Participation, 7.3s, 2013       2,500            2,638,325
  Houston, TX, 6.3s, 2020                                               5,000            5,157,800
  Houston, TX, 7.875s, 2025+                                            7,150            7,171,736
  New York Dormitory Authority Rev. (Bronx-Lebanon), 5.2s, 2016         1,000              987,210
  New York Dormitory Authority Rev. (North General Hospital),
    5.2s, 2016                                                          1,070            1,056,315
  New York Dormitory Authority Rev. (St. Clare's Hospital),
    5.3s, 2019                                                          2,000            1,967,560
  New York Dormitory Authority Rev. (Wyckoff Heights
    Medical Center), 5.3s, 2021                                         1,000              976,670
  New York Dormitory Authority Rev., RITES, 4.661s, 2017+(++)           6,500            6,516,315
                                                                                    --------------
                                                                                    $   42,483,931
--------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 17.4%
  Arapahoe County, CO, Capital Improvement, Highway Rev., 0s, 2005   $ 69,000       $   11,968,050
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 9.341s, 2001(++)                            1,300            1,394,484
  Daphne, AL, Special Care Facilities Financing Authority
    (1st Mortgage Rev.), 0s, 2008                                      89,975           64,886,371
  Daphne, AL, Special Care Facilities Financing Authority
    (2nd Mortgage Rev.), 0s, 2008                                       4,500            3,245,220
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008                                 48,475            9,920,893
  Denver, CO, City & County Airport Rev., 8.875s, 2000                  1,325            1,405,163
  Denver, CO, City & County Airport Rev., 7.75s, 2001                     425              447,249
  Denver, CO, City & County Airport Rev., 8.75s, 2001                   1,530            1,621,111
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), 9.124s, 2002(++)                                   4,000            4,493,120
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2002                                             1,750            1,873,200
  Doylestown, PA, Hospital Authority (Doylestown Hospital),
    7.2s, 2003                                                          2,200            2,413,158
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2001+                         2,840            3,063,849
  Illinois Health Facilities Authority Rev. (Memorial
    Hospital - Woodstock), 7.25s, 2002                                  1,500            1,595,295
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2006                           6,000            7,083,780
  Jenks Township, PA, Municipal Authority Rev., 8s, 2003                4,650            5,135,925
  Kansas City, MO, Industrial Development Authority
    (Kingswood), 9s, 2003                                               4,850            5,632,450
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2001                                                        2,600            2,658,136
  Massachusetts Industrial Finance Agency (Curry College),
    8s, 2004                                                            1,270            1,462,189
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.375s, 2006                                 2,300            2,791,855
  Massachusetts Industrial Finance Agency (Glenmeadow
    Retirement Community), 8.625s, 2006                                 3,520            4,312,458
  Mesa County, CO, Residual Rev., 0s, 2003                             25,125            9,916,084
  Nassau County, NY, Industrial Development Agency,
    Civic Facilities Rev. (New York Institute of
    Technology), 6.15s, 2002                                            3,300            3,460,842
  New Lenox, IL, Community Park Development Authority,
    8.25s, 2004                                                         4,050            4,691,682
  New York City, NY, 6.875s, 2002                                         880              923,314
  New York City, NY, 7.1s, 2002                                           920              967,279
  New York City, NY, FSA, 7s, 2002                                      1,630            1,713,016
  New York City, NY, 6.125s, 2006                                       1,320            1,471,496
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                                 495              527,333
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2002                               4,425            4,714,041
  New York Local Government Assistance Corp., 7s, 2001                    800              820,528
  North Carolina Medical Care Commission, Hospital Rev.
    (Valdese General Hospital), 8.75s, 2001                             1,725            1,817,943
  North Central, TX, Health Facilities Development
    Corp. (Baylor University Medical Center), 9.269s, 2001(++)          4,300            4,553,055
  North Central, TX, Health Facilities Development
    Corp. (Presbyterian Hospital), RITES, MBIA, 8.695s, 2001(++)        4,000            4,253,880
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster
    at Lake Ridge), 10s, 2002                                           3,500            3,769,325
  San Joaquin Hills, CA, Transportation Corridor
    Agency, Toll Road Rev., 0s, 2011                                   13,400            8,664,708
  South Carolina Public Service Authority (Santee Co-op),
    7.1s, 2001                                                          2,000            2,069,880
  Spirit Lake, IA, Industrial Development Rev. (Crystal
    Tips, Inc.), 0s, 2008#                                              5,815            7,727,467
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                               5,025            7,822,568
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                 975            1,424,027
  Texas Turnpike Authority (Houston Ship Channel
    Bridge), 12.625s, 2002                                             20,970           23,944,804
  Washington Public Power Supply System Rev., 14.375s, 2001               200              208,744
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2001                                            95               95,913
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2002                                           115              120,435
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                                           130              140,423
  Williamsburg County, SC, School District, Public
    Facilities Rev., 7.5s, 2003                                         2,175            2,389,433
                                                                                    --------------
                                                                                    $  235,612,176
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 5.9%
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                   $  5,450       $    5,668,109
  Dallas-Fort Worth, TX, Internationa Airport
    Facilities Improvement Corp. Rev. (Delta), 7.625s, 2021             4,500            4,649,220
  Dallas-Fort Worth, TX, International Airport
    Facilities Improvement Corp. Rev. (American
    Airlines), 6.15s, 2029                                              3,000            3,100,770
  Denver, CO, City & County Airport Rev., 8.875s, 2012                  3,675            3,868,562
  Denver, CO, City & County Airport Rev., 7.75s, 2021                   1,625            1,692,568
  Denver, CO, City & County Airport Rev., 8.75s, 2023                   4,240            4,445,894
  Denver, CO, City & County Airport Rev., 6.875s, 2032                  7,130            7,016,205
  Denver, CO, City & County Airport Rev., RITES, AMBAC,
    7.17s, 2017+(++)                                                    2,500            2,919,200
  Hillsborough County, FL, Aviation Authority Rev. (US Air),
    8.6s, 2022                                                          4,275            4,421,462
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                       16,570           17,099,909
  New Jersey Economic Development Authority, Special
    Facilities Rev. (Continental Airlines, Inc.),
    6.625s, 2012                                                        5,250            5,401,620
  State of Hawaii, Special Facilities Rev. (Continental
    Airlines, Inc.), 7s, 2020                                           1,000            1,010,320
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.6s, 2030                                              14,210           14,582,728
  Wayne Charter County, MI, Special Airport Facilities
    Rev., 6.75s, 2015                                                   4,225            4,190,482
                                                                                    --------------
                                                                                    $   80,067,049
--------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.6%
  Alaska Industrial Development & Export Authority,
    Power Rev. (Upper Lynn Canal Regional Power), 5.875s, 2032       $  1,800       $    1,518,192
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Energy Gulf States, Inc.),
    5.45s, 2010                                                         4,800            4,613,376
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), FGIC, 6.7s, 2022                                        4,000            4,181,560
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.6s, 2030                                             10,000            8,576,200
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                              9,000            8,042,220
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                      16,500           15,953,355
  Farmington, NM, Pollution Control Rev. (San Juan
    Public Services Co.), 6.3s, 2016                                    3,240            3,186,929
  Farmington, NM, Pollution Control Rev. (Tucson
    Electric Power Co.), 6.95s, 2020                                    3,000            3,052,620
  Farmington, NM, Pollution Control Rev., "A", 5.8s, 2022               4,500            4,033,755
  Farmington, NM, Pollution Control Rev., "C", 5.8s, 2022               4,915            4,405,757
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
    6s, 2025                                                           10,000            9,167,900
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    8,000            7,515,760
  Municipal Electric Authority, GA, AMBAC, 7.933s, 2022(++)             9,900           10,582,110
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s, 2033                2,985            2,945,180
  New Jersey Economic Development Authority (Vineland
    Cogeneration), 7.875s, 2019                                         7,405            7,669,951
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2019                               1,155            1,210,971
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2022                               1,625            1,701,765
  New York Energy Research & Development Authority,
    Electrical Facilities Rev. (Consolidated Edison), AMBAC,
    7.5s, 2026                                                          4,750            4,789,425
  North Carolina Municipal Power Agency, Catawba
    Electric Rev., 6.375s, 2013                                         2,750            2,926,110
  Ohio Water Development, Pollution Control Rev.
    (Cleveland Electric), 8s, 2023                                      4,700            5,045,967
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013                      2,300            2,264,143
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                      5,000            4,930,250
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                             2,000            1,804,600
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                              14,000           12,625,620
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                             10,000            9,867,700
  Southern California Public Power Authority,
    Transmission Project Rev., 7.255s, 2012(++)                         4,800            5,222,208
  West Feliciana Parish, LA, Pollution Control Rev.
    (Entergy Gulf States), 6.6s, 2028                                   3,335            3,343,371
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 5.8s, 2015                             1,500            1,452,600
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 9s, 2015                               2,500            2,569,975
  West Feliciana Parish, LA, Pollution Control Rev.
    (Gulf States Utilities Co.), 5.8s, 2016                             1,500            1,444,830
                                                                                    --------------
                                                                                    $  156,644,400
--------------------------------------------------------------------------------------------------
Health Care Revenue - 18.0%
  Arkansas Development Finance Authority (White River
    Medical Center), 5.55s, 2019                                     $    500       $      468,065
  Baltimore County, MD, Nursing Facility Mortgage Rev.
    (Eastpoint Rehabilation & Nursing Center), 6.75s, 2028*             1,250              871,875
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          3,000            2,572,080
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                              65               64,088
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                             395              364,075
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                          1,420            1,219,581
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                            3,150            2,649,119
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               925              944,647
  Berlin, MD, Hospital Rev. (Atlantic General Hospital),
    8.375s, 2022                                                        1,287            1,302,544
  Brevard County, FL, Health Facilites Authority
    (Beverly Enterprises), 10s, 2010                                    1,095            1,127,062
  Brookhaven, NY, Industrial Development Agency, Civic
    Facilities Rev. (Memorial Hospital Medical Center,
    Inc.), 8.125s, 2020                                                   690              685,784
  Brookhaven, NY, Industrial Development Agency, Civic
    Facilities Rev. (Memorial Hospital Medical Center,
    Inc.), 8.25s, 2030                                                  2,500            2,482,250
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                                      900            1,073,844
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Woman's Christian Assn.),
    6.35s, 2017                                                         1,500            1,325,085
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Woman's Christian Assn.),
    6.4s, 2029                                                          3,500            2,894,255
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6s, 2013                                                   2,750            2,459,710
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6.35s, 2013                                                1,820            1,648,374
  Cheneyville, LA, Westside Habilitation Center,
    8.375s, 2013                                                        5,360            5,545,563
  Chester County, PA, Health & Educational Facilities
    Authority (Chester County Hospital), 6.75s, 2031                    2,500            2,449,200
  Chester County, PA, Health & Educational Facilities
    Authority (Jefferson Health Systems), 5.375s, 2027                  5,000            4,721,500
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019*                               1,908            1,144,800
  Colorado Health Facilities Authority Rev. (National
    Benevolent), 7.125s, 2030                                           1,300            1,316,692
  Colorado Health Facilities Authority Rev. (Parkview),
    6s, 2016                                                            7,000            6,701,940
  Connecticut Health & Educational Facilities (Johnson
    Evergreen), 8.5s, 2014                                              1,350            1,397,844
  Contra Costa County, CA, Residential Rental
    Facilities Rev. (Cypress Meadows), 7s, 2028                         3,000            2,386,920
  Crittenden County, AR, 7.15s, 2025                                    1,165            1,211,449
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.),
    7.5s, 2030                                                          3,500            3,680,285
  Denver, CO, Health & Hospital Rev., 5.375s, 2018                      3,700            3,103,412
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      5,000            4,027,850
  District of Columbia, Hospital Rev. (Hospital for
    Sick Children), 8.875s, 2021                                          900              924,354
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital, Inc), 5.25s, 2018                                 1,000              948,010
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                              2,225            2,108,188
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                             1,500            1,544,955
  Grand Junction, CO, Hospital Rev. (Community Hospital),
    6.9s, 2017                                                          2,900            2,791,337
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                                        1,500            1,311,660
  Illinois Health Facilities Authority Rev. (Condell
    Medical Center), 6.35s, 2015                                        1,500            1,556,925
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023                            3,860            2,937,421
  Iowa Finance Authority, Health Care Facilities Rev.
    (Care Initiatives), 5.75s, 2018                                     1,200            1,016,304
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent Assn.), 6.4s, 2016                             1,825            1,731,104
  Jacksonville, FL, Health Facilities Authority
    (National Benevolent Assn.), 7s, 2022                               1,000            1,018,580
  Jefferson County, KY, Health Care Authority Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                             250              243,525
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024                              7,720            8,051,265
  Kentucky Economic Development Authority, Health
    Systems Rev. (Norton Healthcare, Inc.), 6.5s, 2020                  5,000            4,965,000
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                      760              789,693
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006#                                           987              167,817
  Loves Park, IL (Hoosier Care), 7.125s, 2034                           1,985            1,765,995
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                1,380            1,312,559
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                  3,305            2,611,876
  Maine Health & Higher Educational Facilities, 7.5s, 2019              1,500            1,460,100
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                1,000            1,053,270
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                       3,500            3,002,545
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 5.25s, 2018                                      4,600            3,870,072
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                            13,530           10,327,990
  Massachusetts Industrial Finance Agency (GF Revere),
    8.875s, 2025                                                        7,460            8,001,521
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                               5,830            5,312,529
  Mecosta County, MI, General Hospital Rev., 6s, 2018                   1,200            1,047,192
  Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.875s, 2021                                    1,000              862,800
  Millbrae, CA, Residential Facility (Magnolia Of Millbrae),
    7.375s, 2027                                                        3,000            3,028,140
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.375s, 2015                         700              571,739
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                       1,900            1,504,439
  Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                2,200            2,091,738
  Monongalia County, WV, Health Facilities Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                             500              487,795
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                        2,390            2,434,406
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                         2,970            2,510,838
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Littleton Hospital Assn.), 5.9s, 2018               1,750            1,478,470
  New Hampshire Industrial Development Authority (Tall
    Pines), 11.25s, 2016*                                               1,265               63,250
  New Jersey Economic Development Authority (Burnt
    Tavern Convalescent Center), 9s, 2013                               1,700            1,757,205
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                    1,350            1,405,769
  New Jersey Economic Development Authority (Geriatric
    & Medical Services), 10.5s, 2020                                    3,000            2,979,240
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                           2,575            2,684,953
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.5s, 2009                                      700              727,783
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                    1,000            1,040,930
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                             4,000            4,013,760
  New Mexico Hospital Equipment Loan Council, Hospital
    Rev. (Memorial Medical Center, Inc.), 5.375s, 2018                  2,600            2,090,634
  New York City, NY, Health & Hospital Corp. Rev.,
    5.25s, 2017                                                         3,000            2,857,890
  Ohio County, WV, County Commission Health System
    (Ohio Valley Medical Center), 5.75s, 2013                           5,000            4,249,800
  Osceola County, FL, Industrial Development Rev.
    (Community Provider Pooled Loan), 7.75s, 2017                       2,700            2,733,993
  Portsmouth, VA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                    1,705            1,770,182
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                                   5,250            5,125,103
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                            1,500            1,320,480
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 7.692s, 2021                                   2,000            2,147,440
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                               800              731,496
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                               1,155            1,001,131
  San Francisco, CA, City & County (Coventry Park), 8.5s, 2026          9,435            9,614,548
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                          1,690            1,752,175
  Seminole County, FL, Industrial Development Authority
    (Friendly Village), 10s, 2011                                         730              731,037
  Sierra View, CA, Local Health Care District, 5.4s, 2022               4,000            3,296,600
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.375s, 2015                                   1,385            1,193,371
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.5s, 2020                                     1,625            1,384,159
  Southwestern Illinois Development Authority Rev.
    (Anderson Hospital), 5.625s, 2029                                   4,200            3,464,244
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                            3,600            2,876,760
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.375s, 2024                           5,000            3,869,150
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                   2,500            2,521,625
  Sterling, IL (Hoosier Care), 7.125s, 2034                             1,385            1,254,228
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                 3,500            3,308,760
  Suffolk County, NY, Southhampton Hospital Assn.,
    7.625s, 2030                                                        1,500            1,452,735
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   4,500            4,617,945
  Waterford Township, MI, Economic Development Corp.
    Rev. (Canterbury Health), 6s, 2039                                  3,190            2,280,786
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                    810              727,728
  Westerville, OH, Industrial Development Rev. (1st
    Mortgage Health Care), 10s, 2008                                      410              412,985
  Wilkins Area, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2011                                      900              936,855
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                                7,100            7,028,929
  Wisconsin State Health and Educational Facilities
    (Oakwood Village), 7.625s, 2030                                     1,400            1,363,586
  Yonkers, NY, Industrial Development Agency (St.
    Joseph Hospital), 6.15s, 2015                                       2,000            1,765,780
                                                                                    --------------
                                                                                    $  243,237,070
--------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 13.0%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                      $ 10,455       $    6,900,300
  Butler, AL, Industrial Developement Board, Solid
    Waste Rev. (James River Corp.), 8s, 2028                            4,500            4,807,125
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 7.5s, 2015                                   3,890            2,567,400
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                               5,700            5,887,701
  Courtland, AL, Industrial Development Board, Solid
    Waste Disposal Rev. (Champion International Corp.),
    6.375s, 2029                                                        2,500            2,505,575
  De Soto Parish, LA, Environmental Improvement Rev.
    (International Paper Co.), 6.35s, 2025                              1,650            1,650,000
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                             600              596,628
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                             1,800            1,792,224
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                           3,460            3,437,302
  DeQueen, AR, Industrial Development Board
    (Weyerhaeuser Co.), 9s, 2006                                        1,000            1,004,400
  Florence County, SC, Industrial Development Rev.
    (Stone Container Corp.), 7.375s, 2007                               2,320            2,324,246
  Hardeman County, TN (Correctional Facilities Corp.),
    7.75s, 2017                                                         6,500            6,066,385
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                  3,000            2,805,000
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                          8,555            9,417,601
  Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010         7,040            7,123,002
  Indiana Development Finance Authority Rev. (Inland
    Steel), 5.75s, 2011                                                 3,000            2,067,120
  Indiana Development Finance Authority Rev. (Inland
    Steel), 7.25s, 2011                                                10,000            7,822,400
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                             1,630            1,600,709
  Maine Finance Authority (Bowater), 7.75s, 2022                        8,500            8,904,855
  Massachusetts Development Finance Agency (Fluor
    Corp.), 5.625s, 2019                                                2,225            2,210,426
  Massachusetts Port Authority Rev., Special Facilities
    (Bosfuel), MBIA, 5.75s, 2039                                        5,000            5,103,700
  Mesa County, CO (Joy Technologies, Inc.), 8.5s, 2006*                 5,050            3,787,500
  Mobile County, AL, (Ipsco, Inc.), 6.875s, 2030                        2,850            2,917,830
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.4s, 2015+                                 4,000            3,600,000
  New Jersey Economic Development Authority (Holt
    Hauling & Warehousing), 8.6s, 2017+                                 8,000            7,200,000
  New Morgan, PA, Industrial Development Authority
    (Browning Ferris Co.), 6.5s, 2019                                   2,500            2,388,325
  Ohio Solid Waste Rev. (Republic Engineered Steels),
    8.25s, 2014                                                         7,000            1,050,000
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay
    Paperboard LLC), 6.8s, 2014                                         3,800            3,769,866
  Owyhee County, ID, Industrial Development Rev.
    (Envirosafe), 8.25s, 2002                                           4,000            2,872,640
  Perry County, KY, Solid Waste Disposal Resources (TJ
    International), 7s, 2024                                           11,000           11,461,010
  Philadelphia, PA, Industrial Development Authority
    Rev. (Host Marriott LP), 7.75s, 2017                                2,000            2,123,540
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014            21,785           23,737,154
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                                        1,000              980,140
  Sabine River Authority, LA, Water Facilities Rev.
    (International Paper Co.), 6.2s, 2025                               2,250            2,250,000
  Savannah, GA, Economic Development Authority (Stone
    Container Corp.), 7.4s, 2026                                        7,500            7,041,975
  Schuylkill County, PA, Industrial Development
    Authority (Pine Grove Landfill, Inc.), 5.1s, 2019                   1,000              894,570
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp.), 7.6s, 2027                      3,700            2,801,677
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 6.9s, 2024                                                  3,000            3,061,680
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                               5,885            6,048,073
  Tooele County, UT, Pollution Control Rev. (Laidlaw
    Environmental Services), 7.55s, 2027*                               5,000              200,000
  Virginia Peninsula Ports Authority Rev. (Zeigler
    Coal), 6.9s, 2022*+                                                 5,000              750,000
                                                                                    --------------
                                                                                    $  175,530,079
--------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 1.3%
  Illinois Health Facilities Authority Rev. (Sisters of
    Mercy), RITES, MBIA, 9.377s, 2015(++)                            $  5,200       $    5,756,556
  Massachusetts Health & Education Facilities Authority
    (Harvard Pilgrim Health), FSA, 5s, 2018                             2,935            2,799,785
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                                         3,100            3,273,848
  Montana Health Facility Authority (Deaconess
    Hospital), AMBAC, 8.86s, 2016(++)                                   3,800            3,955,914
  Philadelphia, PA, Hospital & Higher Education
    Facilities Authority Rev. (Pennsylvania Hospital),
    FGIC, 6.753s, 2012(++)                                              2,000            2,111,060
                                                                                    --------------
                                                                                    $   17,897,163
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.5%
  Alexandria, VA, Redevelopment & Housing Authority
    (Park at Landmark), 8.75s, 2029                                  $  2,500       $     2,508,65
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018                  1,965            2,001,903
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                            4,000            4,442,440
  California Statewide Community Development Authority
    (Equity Residential), 5.2s, 2029                                    2,940            3,022,055
  Charter Mac Equity Issuer Trust, 6.625s, 2009                         8,000            7,966,240
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                         2,725            2,762,687
  Florida Multi-Family Housing Finance Agency Rev.
    (Center Court Apartments), 8.5s, 2018                               1,695            1,682,626
  Maplewood, RI, Housing Development Corp. (Terrace
    Apartments), 6.9s, 2025                                             3,975            4,115,874
  Maryland Community Development Administration, 0s, 2032              11,550            1,024,023
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                         5,485            5,682,679
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009##                        6,000            6,069,960
  Ridgeland, MS, Urban Renewal, Multifamily Housing
    Rev. (Northbrook I & III Apartments), 6.25s, 2029                   5,000            3,500,000
  Texas Housing & Community Board (Harbors & Plumtree),
    10s, 2026+                                                          1,735            1,686,559
  Virginia Housing & Development Authority, 0s, 2017                    1,335              283,127
                                                                                    --------------
                                                                                    $   46,748,823
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.4%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                      $  1,250       $    1,043,050
  Illinois Sales Tax, 6.25s, 2015                                       1,500            1,683,345
  Territory of Virgin Islands, Public Finance Authority, 6s, 2006         500              522,200
  Territory of Virgin Islands, Public Finance Authority,
    5.875s, 2018                                                        1,500            1,455,495
                                                                                    --------------
                                                                                    $    4,704,090
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.0%
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                         $  5,930       $    1,403,690
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                                   1,755            1,880,851
  Chicago, IL, Single Family Mortgage Rev., GNMA,
    7.05s, 2030                                                           900              990,990
  Colorado Housing Finance Authority, 7.15s, 2014                         430              466,541
  Colorado Housing Finance Authority, 6.75s, 2021                       1,140            1,244,105
  Colorado Housing Finance Authority, 6.55s, 2025                       1,065            1,145,695
  Colorado Housing Finance Authority, 7.4s, 2027                        1,085            1,154,364
  Colorado Housing Finance Authority, FHA, 7.15s, 2030                  1,000            1,126,680
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                1,175              245,493
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011             3,395            1,226,240
  Delaware Single Family Housing Authority Rev., 6.75s, 2024            2,595            2,706,585
  East Baton Rouge, LA, Capital Appreciation Rev., MBIA,
    0s, 2010                                                            1,240              435,339
  El Paso, TX, Housing Finance Corp., Single Family
    Mortgage Rev., FHA, 8.75s, 2011                                       402              416,504
  Georgia Housing & Finance Authority Rev., FHA, 0s, 2031               9,445              990,970
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                     85               87,713
  Jefferson County, TX, Housing Finance Corp., Single
    Family Mortgage Rev., MBIA, 0s, 2015                                1,990              410,000
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 7.5s, 2026                                                    1,000            1,109,330
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,330            1,428,699
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                              760              815,738
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                   2,580            2,911,272
  Maricopa County, AZ, GNMA, 6s, 2024                                     500              572,435
  Maryland Community Development Administration, 7.3s, 2025             3,770            3,846,079
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                              4,375            4,664,100
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 7.45s, 2031                                             1,000            1,117,400
  New Castle County, DE, Single Family Mortgage Rev.,
    FGIC, 0s, 2016                                                        470               98,639
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                                           1,920            1,986,567
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 8.3s, 2012                                             150              152,097
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                                             630              648,075
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 9.365s, 2031(++)                                          870              910,559
  Oklahoma Housing Finance Agency, 7.55s, 2028                          1,000            1,131,220
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                   2,800            3,117,548
  Reno County, KS, Single Family Mortgage Rev., AMBAC,
    0s, 2014                                                              875              186,795
  San Bernardino County, CA, Single Family Mortgage
    Rev., GNMA, 6.45s, 2020                                             1,750            1,931,125
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                   3,360            3,688,339
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA, 7.1s, 2021                                     4,815            5,180,314
  Texas Veteran Housing Assistance Program, 7s, 2025                    1,100            1,154,362
  Wisconsin Housing & Economic Development,
    Homeownership Rev., 9.955s, 2022(++)                                  770              793,962
                                                                                    --------------
                                                                                    $   53,376,415
--------------------------------------------------------------------------------------------------

Solid Waste Revenue - 0.9%
  Hudson County, NJ, Solid Waste System Rev., 6s, 2019               $  2,000       $    1,975,000
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.5s, 2013                                              2,475            2,323,109
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.6s, 2019                                              5,425            4,874,200
  Southwestern Illinois Development Authority Rev.,
    Solid Waste Disposal Rev., 5.9s, 2014                               2,500            2,399,500
                                                                                    --------------
                                                                                    $   11,571,809
--------------------------------------------------------------------------------------------------
Special Assesment District - 1.4%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                     $  4,180       $    4,117,300
  Broadview, IL, Tax Increment Rev., 5.375s, 2015                       3,400            3,319,250
  Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013           1,205            1,225,136
  Denver, CO, Urban Renewal Tax (Downtown Denver), 7.25s, 2017          1,250            1,298,325
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017                   950              965,874
  Katy, TX, Development Authority Rev., 5.8s, 2011                      3,000            2,876,250
  Katy, TX, Development Authority Rev., 6s, 2018                        6,000            5,685,000
                                                                                    --------------
                                                                                    $   19,487,135
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.3%
  Access To Loans For Learning, California Student Loan
    Corp. Rev., 7.95s, 2030                                          $  2,700       $    2,797,578
  Arizona Student Loan Acquisition Authority, "B", 6.15s, 2029          1,500            1,546,095
  Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010         4,610            4,945,331
  Arizona Student Loan Acquisition Authority, "D", 7.25s, 2010          2,970            3,087,761
  Pennsylvania Higher Education Assistance Agency,
    AMBAC, 7.367s, 2022(++)                                             2,700            3,009,744
  South Dakota Student Loan Rev. (Education Loans, Inc.),
    5.6s, 2020                                                          2,700            2,618,514
                                                                                    --------------
                                                                                    $   18,005,023
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.7%
  Florida Mid-Bay Bridge Authority Rev., 8.5s, 2022                  $  2,500       $    2,644,925
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2013                           5,000            4,844,750
  Illinois Regional Transport Authority, MBIA, 6.25s, 2018              4,460            5,153,842
  New Jersey Turnpike Authority, RITES, 5.411s, 2020+(++)               5,000            5,239,500
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                2,700            1,293,246
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                2,100              975,387
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                1,700              755,089
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000            3,023,790
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,600            2,648,844
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                7,250            2,700,770
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                2,000              690,860
  State of Florida, RITES, 4.477s, 2017+(++)                            2,300            2,302,530
  Telluride, CO, Gondola Transit Co., 9s, 2016                          2,270            2,503,901
  West Virginia Parkways, Economic Development &
    Tourism Authority, FGIC, 6.612s, 2019(++)                           1,200            1,254,192
                                                                                    --------------
                                                                                    $   36,031,626
--------------------------------------------------------------------------------------------------
Universities - 0.7%
  California Education Facilities Authority Rev. (L.A.
    College of Chiropractic), 5.6s, 2017                             $  2,000       $    2,008,280
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.6s, 2018                850              837,752
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.65s, 2028             1,730            1,651,250
  Massachusetts Development Finance Agency Rev.
    (Williston Northampton School), 6.5s, 2028                          1,500            1,436,250
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Franklin Pierce Law Center), 5.5s, 2018             1,200            1,165,704
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.2s, 2009                                    820              877,244
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                                  2,000            2,097,680
                                                                                    --------------
                                                                                    $   10,074,160
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.1%
  Detroit, MI, Sewer Disposal Rev., FGIC, 8.461s, 2023(++)           $  1,500       $    1,686,360
  Detroit, MI, Sewer Disposal Rev., FGIC, 8.461s, 2023(++)                500              511,895
  Forsyth County, GA, Water& Sewage Authority, 6.25s, 2017              1,000            1,120,260
  Forsyth County, GA, Water& Sewage Authority, 6.25s, 2019              1,010            1,123,474
  Harrisburg, PA, Authority Water Rev., FGIC, 6.67s, 2015(++)           2,000            2,144,580
  Massachusetts Water Resources Authority, RITES, FGIC,
    7.5s, 2019+(++)                                                       765            1,053,489
  Michigan Municipal Bond Authority Rev., RITES,
    5.477s, 2021+(++)                                                   7,585            7,936,716
  New York City, NY, Municipal Water Finance Authority
    Rev., 5.75s, 2029                                                   8,590            8,901,731
  Phoenix, AR, Wastewater Systems Rev., FGIC, 6.25s, 2017               1,000            1,126,780
  State of Virginia, Clean Water Rev., 5.75s, 2019                      2,500            2,672,525
                                                                                    --------------
                                                                                    $   28,277,810
--------------------------------------------------------------------------------------------------

Other - 3.1%
  Alabama Building Renovation Authority, AMBAC, 6s, 2017             $  1,805       $    2,001,745
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                1,155            1,280,029
  Brush, CO, Industrial Development Rev. (Training
    Centers International, Ltd.), 9.5s, 2015*                           8,789              439,461
  Colorado River, TX, Municipal Water District, 6.25s, 2004+            3,000            2,954,940
  Danville, VA, Industrial Development Authority Rev.
    (Piedmont Mall), 8s, 2017                                           8,280            8,476,650
  District of Columbia (National Public Radio), 7.7s, 2023              3,500            3,690,575
  Harris County, TX, Cultural Education Facility (Space
    Center Houston), 9.25s, 2023                                           70               70,574
  Lehigh County, PA, General Purpose Authority
    (Kidspeace Obligation Group), 6s, 2018                              5,000            4,441,500
  Massachusetts Industrial Finance Agency (Brandon
    Residential Treatment), 8.75s, 2024                                 5,040            5,395,824
  Nevada Department of Business & Industry (Las Vegas
    Monorail), 7.375s, 2040                                             2,500            2,488,725
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Child & Family Services), 6.125s, 2019              1,410            1,328,150
  Rail Connections Inc., MA, Rev., 0s, 2015                               375              157,331
  Rail Connections Inc., MA, Rev., 0s, 2016                               450              173,799
  Rail Connections Inc., MA, Rev., 0s, 2017                               975              348,416
  Rail Connections Inc., MA, Rev., 0s, 2018                             1,235              410,996
  St. Louis County, MO, Industrial Development
    Authority (Eagle Golf Enterprises), 10s, 2005                       2,200            2,298,428
  St. Louis County, MO, Industrial Development
    Authority (Kiel Center Arena), 7.875s, 2024                         1,000            1,046,560
  St. Louis, MO, Industrial Development Authority Rev.
    (St. Louis Convention), 7.2s, 2028                                  4,750            4,805,622
                                                                                    --------------
                                                                                    $   41,809,325
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,318,618,988)                             $1,308,487,703
--------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
  Appling County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 02/01/01                   $    200       $      200,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 02/01/01                        100              100,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 02/01/01                                             2,900            2,900,000
  Jacksonville, FL, Pollution Control Rev. (Power &
    Light), due 02/01/01                                                  300              300,000
  Massachusetts Health & Education Facilities
    Authority, due 02/01/01                                               400              400,000
  Massachusetts Water Resources Authority, due 02/07/01                   100              100,000
  New York City, NY, due 02/01/01                                         400              400,000
  New York City, NY, Municipal Water & Sewer Finance
    Authority, due 02/01/01                                               200              200,000
  Pinellas County, FL, Health Facility Authority, due
    02/01/01                                                            1,500            1,500,000
  Sevier County, TN, Public Building Authority, due 02/01/01            1,100            1,100,000
  State of Massachusetts (Central Artery), due 02/01/01                 1,000            1,000,000
  Valdez, AK, Marine Terminal Rev. (Exxon Pipeline Co.),
    due 02/01/01                                                        7,800            7,800,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amoritzed Cost and Value                       $   16,000,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,334,618,988)                                 $1,324,487,703

Other Assets, Less Liabilities - 2.0%                                                   26,346,967
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,350,834,670
--------------------------------------------------------------------------------------------------

   *Non-income producing security - in default.
   #Payment-in-kind security.
  ##SEC Rule 144A restriction.
   +Restricted security.
(++)Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
JANUARY 31, 2001
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,334,618,988)      $1,324,487,703
  Cash                                                                 87,014
  Receivable for investments sold                                   8,652,385
  Receivable for fund shares sold                                   6,881,601
  Interest receivable                                              20,470,409
  Other assets                                                          8,793
                                                               --------------
      Total assets                                             $1,360,587,905
                                                               --------------
Liabilities:
  Distributions payable                                        $    4,388,207
  Payable for investments purchased                                 3,913,571
  Payable for fund shares reacquired                                1,043,290
  Payable to affiliates -
    Management fee                                                     20,269
    Shareholder servicing agent fee                                     3,685
    Distribution and service fee                                       19,104
    Administrative fee                                                    645
  Accrued expenses and other liabilities                              364,464
                                                               --------------
      Total liabilities                                        $    9,753,235
                                                               --------------
Net assets                                                     $1,350,834,670
                                                               ==============

Net assets consist of:
  Paid-in capital                                              $1,528,438,539
  Unrealized depreciation on investments                          (10,131,285)
  Accumulated net realized loss on investments                   (165,028,634)
  Accumulated distributions in excess of net investment
    income                                                         (2,443,950)
                                                               --------------
      Total                                                    $1,350,834,670
                                                               ==============
Shares of beneficial interest outstanding                       163,939,647
                                                                ===========

Class A shares:
  Net asset value per share
    (net assets of $981,580,446 / 119,160,104 shares of
    beneficial interest outstanding)                               $8.24
                                                                   =====
  Offering price per share (100 / 95.25 of the net asset
    value per share)                                               $8.65
                                                                   =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $343,840,908 / 41,698,201 shares of
    beneficial interest outstanding)                               $8.25
                                                                   =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $25,413,316 / 3,081,342 shares of
    beneficial interest outstanding)                               $8.25
                                                                   =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2001
-----------------------------------------------------------------------------
Net investment income:

  Interest income                                                $ 94,063,258
                                                                 ------------
  Expenses -
    Management fee                                               $  8,448,071
    Trustees' compensation                                             51,304
    Shareholder servicing agent fee                                 1,330,134
    Distribution and service fee (Class B)                          2,688,282
    Distribution and service fee (Class C)                            194,272
    Administrative fee                                                190,796
    Custodian fee                                                     335,353
    Printing                                                           38,605
    Postage                                                            62,545
    Auditing fees                                                      35,861
    Legal fees                                                         56,758
    Miscellaneous                                                     769,397
                                                                 ------------
      Total expenses                                             $ 14,201,378
    Fees paid indirectly                                             (289,074)
    Reduction of expenses by investment adviser                    (1,092,646)
                                                                 ------------
      Net expenses                                               $ 12,819,658
                                                                 ------------
        Net investment income                                    $ 81,243,600
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(10,381,909)
    Futures contracts                                                (445,656)
                                                                 ------------
      Net realized loss on investments                           $(10,827,565)
                                                                 ------------
  Change in unrealized appreciation -
    Investments                                                  $ 41,231,062
    Futures contracts                                                 316,374
                                                                 ------------
      Net unrealized gain on investments                         $ 41,547,436
                                                                 ------------
        Net realized and unrealized gain on investments          $ 30,719,871
                                                                 ------------
          Increase in net assets from operations                 $111,963,471
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                             2001                     2000
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                  $   81,243,600           $   87,004,204
  Net realized gain (loss) on investments                   (10,827,565)              20,055,125
  Net unrealized gain (loss) on investments                  41,547,436             (186,349,281)
                                                         --------------           --------------
    Increase (decrease) in net assets from operations    $  111,963,471           $  (79,289,952)
                                                         --------------           --------------
Distributions declared to shareholders -
  From net investment income (Class A)                   $  (61,427,527)          $  (69,225,299)
  From net investment income (Class B)                      (18,783,456)             (19,611,814)
  From net investment income (Class C)                       (1,032,617)                (635,333)
  In excess of net investment income (Class A)               (1,724,483)                (224,315)
  In excess of net investment income (Class B)                 (527,316)                 (63,549)
  In excess of net investment income (Class C)                  (28,989)                  (2,059)
                                                         --------------           --------------
    Total distributions declared to shareholders         $  (83,524,388)          $  (89,762,369)
                                                         --------------           --------------

Net decrease in net assets from fund share transactions  $  (20,761,468)          $  (22,203,674)
                                                         --------------           --------------
      Total increase (decrease) in net assets            $    7,677,615           $ (191,255,995)
Net assets:
  At beginning of period                                  1,343,157,055            1,534,413,050
                                                         --------------           --------------

At end of period (including accumulated distributions
  in excess of net investment income of $2,443,950 and
  $194,450, respectively)                                $1,350,834,670           $1,343,157,055
                                                         ==============           ==============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                          2001         2000          1999          1998       1997
--------------------------------------------------------------------------------------------------------
                                             CLASS A
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $ 8.06       $ 9.03        $ 9.07        $ 8.73     $ 9.12
                                              ------       ------        ------        ------     ------

Income from investment operations# -
  Net investment income(S)                    $ 0.51       $ 0.51        $ 0.53        $ 0.57     $ 0.61
  Net realized and unrealized gain
    (loss) on investments                       0.19        (0.95)        (0.04)         0.34      (0.36)
                                              ------       ------        ------        ------     ------
      Total from investment operations        $ 0.70       $(0.44)       $ 0.49        $ 0.91     $ 0.25
                                              ------       ------        ------        ------     ------

Less distributions declared to shareholders -
  From net investment income                  $(0.51)      $(0.53)       $(0.53)       $(0.57)    $(0.64)
  In excess of net investment income           (0.01)       (0.00)+        --            --         --
                                              ------       ------        ------        ------     ------

      Total distributions declared to
        shareholders                          $(0.52)      $(0.53)       $(0.53)       $(0.57)    $(0.64)
                                              ------       ------        ------        ------     ------
Net asset value - end of period               $ 8.24       $ 8.06        $ 9.03        $ 9.07     $ 8.73
                                              ======       ======        ======        ======     ======
Total return(+)                                 9.04%       (5.09)%        5.54%        10.81%      2.87%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    0.76%        0.76%         0.81%         0.89%      0.93%
  Net investment income                         6.29%        5.94%         5.84%         6.42%      6.96%
Portfolio turnover                                22%          27%           12%           19%        17%
Net assets at end of period (000
  omitted)                                  $981,580     $985,622    $1,168,479    $1,107,181   $988,178

(S)The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income                      $ 0.51       $ 0.50        $ 0.53          --         --
   Ratios (to average net assets):
     Expenses##                                 0.84%        0.82%         0.82%         --         --
     Net investment income                      6.21%        5.88%         5.83%         --         --

  +Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements. (+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                              2001         2000        1999       1998       1997
-------------------------------------------------------------------------------------------------------
                                                 CLASS B
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 8.07       $ 9.04      $ 9.08     $ 8.74     $ 9.12
                                                  ------       ------      ------     ------     ------

Income from investment operations# -
  Net investment income(S)                        $ 0.45       $ 0.44      $ 0.45     $ 0.49     $ 0.52
  Net realized and unrealized gain (loss)
    on investments                                  0.19        (0.95)      (0.04)      0.34      (0.35)
                                                  ------       ------      ------     ------     ------
      Total from investment operations            $ 0.64       $(0.51)     $ 0.41     $ 0.83     $ 0.17
                                                  ------       ------      ------     ------     ------

Less distributions declared to shareholders -
  From net investment income                      $(0.45)      $(0.46)     $(0.45)    $(0.49)    $(0.55)
  In excess of net investment income               (0.01)       (0.00)+      --         --         --
                                                  ------       ------      ------     ------     ------
      Total distributions declared to
        shareholders                              $(0.46)      $(0.46)     $(0.45)    $(0.49)    $(0.55)
                                                  ------       ------      ------     ------     ------
Net asset value - end of period                   $ 8.25       $ 8.07      $ 9.04     $ 9.08     $ 8.74
                                                  ======       ======      ======     ======     ======
Total return                                        8.17%       (5.85)%      4.62%      9.87%      1.96%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.54%        1.57%       1.69%      1.73%      1.86%
  Net investment income                             5.50%        5.13%       4.95%      5.50%      6.00%
Portfolio turnover                                    22%          27%         12%        19%        17%
Net assets at end of period (000 omitted)       $343,841     $340,157    $363,062   $264,575   $125,971

(S)The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income                          $ 0.44       $ 0.43      $ 0.45     $ 0.49       --
   Ratios (to average net assets):
     Expenses##                                     1.62%        1.63%       1.70%      1.80%      --
     Net investment income                          5.42%        5.07%       4.94%      5.43%      --

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED JANUARY 31,
                                                        --------------------------------            PERIOD ENDED
                                                             2001              2000            JANUARY 31, 1999*
----------------------------------------------------------------------------------------------------------------
                                                          CLASS C
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $ 8.07            $ 9.04                  $ 9.10
                                                           ------            ------                  ------

Income from investment operations# -
  Net investment income(S)                                 $ 0.43            $ 0.43                  $ 0.15
  Net realized and unrealized gain (loss) on
    investments                                              0.19             (0.96)                  (0.06)
                                                           ------            ------                  ------
      Total from investment operations                     $ 0.62            $(0.53)                 $ 0.09
                                                           ------            ------                  ------

Less distributions declared to shareholders -
  From net investment income                               $(0.43)           $(0.44)                 $(0.15)
  In excess of net investment income                        (0.01)            (0.00)+++                --
                                                           ------            ------                  ------
      Total distributions declared to shareholders         $(0.44)           $(0.44)                 $(0.15)
                                                           ------            ------                  ------
Net asset value - end of period                            $ 8.25            $ 8.07                  $ 9.04
                                                           ======            ======                  ======
Total return                                                 7.95%            (6.04)%                  0.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.76%             1.76%                   1.75%+
  Net investment income                                      5.27%             4.94%                   4.45%+
Portfolio turnover                                             22%               27%                     12%
Net assets at end of period (000 omitted)                 $25,413           $17,378                  $2,872

(S)The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
   Net investment income                                   $ 0.42            $ 0.42                  $ 0.15
   Ratios (to average net assets):
     Expenses##                                             1.84%              1.82%                   1.76%+
     Net investment income                                  5.19%              4.88%                   4.44%+

  *For the period from the inception of Class C shares, September 25, 1998, through January 31, 1999.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a non-diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. The fund uses the effective interest method for reporting interest income on payment-in-kind bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective February 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 2001, accumulated distributions in excess of net investment income was increased by $31,288, paid-in-capital was increased by $376,796, and accumulated net realized loss on investments was increased by $408,084. This change had no effect on the net assets or net asset value per share.

At January 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $164,709,571 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2002, ($18,933,325), January 31, 2003, ($27,178,219),
January 31, 2004, ($30,637,034), January 31, 2005, ($26,148,057), January 31,
2006, ($45,409,970), January 31, 2007, ($6,121,853), and January 31, 2009,
($10,281,113).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                BASED ON GROSS INCOME
-----------------------------------------  -----------------------------------
First $1.3 billion                  0.30%  4.75%
In excess of $1.3 billion           0.25%

The investment adviser has voluntarily agreed to waive a portion of its fee. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $15,078 for the year ended January 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $418,685 for the year ended January 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $1,165 for Class B and Class C shares, respectively, for the year ended January 31, 2001. Fees incurred under the distribution plan during the year ended January 31, 2001, were 0.78% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2001, were $25,955, $1,123,259, and $5,658 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $284,426,939 and $329,422,741, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,335,268,760
                                                               --------------
Gross unrealized depreciation                                  $  (72,326,361)
Gross unrealized appreciation                                      61,545,304
                                                               --------------
    Net unrealized depreciation                                $  (10,781,057)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A Shares

                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           15,541,864      $  127,188,177        27,734,810      $  239,618,620
Shares issued to shareholders
  in reinvestment of
  distributions                        2,787,830          22,781,794         2,977,187          25,569,363
Shares reacquired                    (21,391,205)       (174,782,368)      (37,897,710)       (322,177,295)
                                     -----------      --------------       -----------      --------------
    Net decrease                      (3,061,511)     $  (24,812,397)       (7,185,713)     $  (56,989,312)
                                     ===========      ==============       ===========      ==============

Class B Shares
                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            7,480,784       $  61,233,187        10,417,197      $   90,612,464
Shares issued to shareholders
  in reinvestment of
  distributions                          788,952           6,454,520           772,825           6,633,134
Shares reacquired                     (8,711,691)        (71,258,034)       (9,222,261)        (78,516,621)
                                     -----------      --------------       -----------      --------------
    Net increase (decrease)             (441,955)      $  (3,570,327)        1,967,761      $   18,728,977
                                     ===========      ==============       ===========      ==============

Class C Shares
                                         YEAR ENDED JANUARY 31, 2001           YEAR ENDED JANUARY 31, 2000
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            1,598,414       $  13,087,002         2,428,300      $   21,062,648
Shares issued to shareholders
  in reinvestment of
  distributions                           49,902             408,842            34,058             289,328
Shares reacquired                       (719,543)         (5,874,588)         (627,555)         (5,295,315)
                                     -----------      --------------       -----------      --------------
    Net increase                         928,773        $  7,621,256         1,834,803      $   16,056,661
                                     ===========      ==============       ===========      ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended January 31, 2001, was $9,975. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 6.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                        DATE OF              PAR
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, RITES, 4.77s, 2020      2/9/00       $7,910,000       $6,211,881       $8,333,264
Chicago, IL Public Building Commerce Rev.,
  RITES, 5.075s, 2017                                   3/18/99        4,500,000        4,794,385        4,862,610
Colorado River, TX, Municipal Water District,
  6.25s, 2004                                            5/6/98        3,000,000        3,000,000        2,954,940
Denver, CO, City & County Airport Rev., RITES,
  AMBAC, 7.17s, 2017                                    8/28/00        2,500,000        2,678,194        2,919,200
Essex County, NJ, RITES, 6.377s, 2020                    4/6/00        6,000,000        5,968,330        6,681,780
Hannibal, MO, Industrial Development Authority
  (Hannibal Regional Healthcare), 9.5s, 2001            3/23/92        2,840,000        2,813,963        3,063,849
Houston, TX, 7.875s, 2025                                6/7/00        7,150,000        7,126,500        7,171,736
Houston, TX, Independent School District,
  RITES, PSF, 4.977s, 2017                              2/26/99        5,000,000        5,209,840        5,154,350
Los Angeles, CA, RITES, FGIC, 5.863s, 2015              7/21/99        5,310,000        5,547,602        6,183,867
Massachusetts Water Resource Authority, RITES,
  FGIC, 7.5s, 2019                                      3/16/00          765,000          900,976        1,053,489
Michigan Municipal Bond Authority Rev., RITES,
  5.477s, 2021                                          2/23/00        7,585,000        6,633,841        7,936,716
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.4s, 2015              1/30/97        4,000,000        4,136,590        3,600,000
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.6s, 2017              1/30/97        8,000,000        8,277,843        7,200,000
New Jersey Turnpike Authority, RITES, 5.411s, 2020      4/19/00        5,000,000        4,640,370        5,239,500
New York Dormitory Authority Rev., RITES,
  4.661s, 2017                                          3/14/00        6,500,000        5,321,137        6,516,315
State of Florida, RITES, 4.477s, 2017                    4/9/99        2,300,000        2,331,454        2,302,530
Texas Housing & Community Board (Harbor &
  Plumtree) 10s, 2026                                  11/12/96        1,735,000        1,735,000        1,686,559
Virginia Peninsula Ports Authority Rev.
  (Zeigler Coal), 6.9s, 2022                            3/19/99        5,000,000        5,000,000          750,000
                                                                                                       -----------
                                                                                                       $83,610,705
                                                                                                       ===========

9) Acquisition
At the close of business on March 9, 2001, the fund acquired all of the assets and liabilities of the PaineWebber Municipal High Income Fund. The acquisition was accomplished by a tax-free exchange of 5,738,683, 1,358,033 and 1,961,240 shares of Class A, B, and C of the fund (valued at $16,219,458, $47,401,521, $11,230,934, respectively,) for all of the assets and liabilities of PaineWebber Municipal High Income Fund. PaineWebber Municipal High Income Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. PaineWebber Municipal High Income Fund's net assets on that date amounted to $74,851,913, including $3,662,905 of unrealized depreciation, were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $1,444,018,906.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust III and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the schedule of portfolio investments, as of January 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
March 13, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE
   FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED JANUARY 31, 2001,
   IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.
--------------------------------------------------------------------------------

MFS(R) MUNICIPAL HIGH INCOME FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Ernst & Young LLP

Charles W. Schmidt+ - Private Investor                   INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                      investment professional or, for an information
Vice President, Director, and Secretary,                 kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                                day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                         message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management             INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone+ - Chairman,
North American Management Corp.                          For general information, call toll free:
(investment adviser)                                     1-800-225-2606 any business day from 8 a.m. to
                                                         8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For service to speech- or hearing-impaired,
500 Boylston Street                                      call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                    from 9 a.m. to 5 p.m. Eastern time. (To use
                                                         this service, your phone must be equipped with
DISTRIBUTOR                                              a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges,
Boston, MA 02116-3741                                    or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
                                                         WORLD WIDE WEB
PORTFOLIO MANAGER                                        www.mfs.com
Michael W. Roberge*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL HIGH INCOME FUND                                   ------------
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                                                                    U.S. POSTAGE
                                                                        PAID
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[Logo] M F S(R)                                                     ------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                     MMH-2 03/01 48M 25/225/325